UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2008

AMERICAN URANIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52824

(Commission File Number)

98-0491170

(IRS Employer Identification No.)

598 - 999 Canada Place, Vancouver, BC V6C 3E1 3Z3

(Address of principal executive offices and Zip Code)

(604) 685-6153

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In response to a request that he resign, on June 27, 2008, Hamish Malkin resigned as chief financial officer and treasurer of our company and from the Board of Directors.

Robert A. Rich was appointed as our interim chief financial officer and treasurer. Our board now consists of Robert A. Rich and Donald K. Cooper.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN URANIUM CORPORATION

/s/ Robert A. Rich

Robert A. Rich

President, Secretary and Director

Date:	July 2, 2008

CW1972333.2